                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated January 18, 2000, included in Syntroleum Corporation's Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.


                                              ARTHUR ANDERSEN LLP
Tulsa, Oklahoma
March 21, 2000